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                   SETTLEMENT AGREEMENT AND MUTUAL RELEASE IN FULL

     This Settlement Agreement and Mutual Release in Full is made on the date hereinafter set forth between CYNET, INC. (hereinafter referred to as

Company) and RAY C. DAVIS (hereinafter referred to as "Davis").

                                   ARTICLE I
                               STATEMENT OF FACTS

     On or about April 1995, Davis founded Company and was its majority shareholder, sole director and Chief Operating Officer from Company's

inception until January 28, 1998.   During that time Davis accumulated ONE

HUNDRED TWENTY ONE THOUSAND FORTY-THREE and 14/100 DOLLARS ($121,043.14) in

Employee Receivables which are due to Company and remain unpaid as of the date of this Settlement Agreement and Mutual Release. These Employee

Receivables represent cash payments Company made for certain personal and non-Company related expenses on behalf of Davis and at Davis' direction.


     Furthermore, Company and Davis entered into an Employment Agreement dated April 13, 1998 whereby Company agreed, among other things, to pay Davis an annual salary of $150,000 for a five (5) year term.


     Wherefore, Company and Davis desire to settle the unpaid Employee

Receivables identified above and to terminate the Employment Agreement effective

August 31, 1998.  Pursuant to this desire the parties agree as follows;


                                      ARTICLE II
                                    CONSIDERATION

A.   Davis.

          The consideration for this Settlement Agreement and Mutual Release in Full from

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Davis includes the following:

     1. Company's forgiveness of ONE HUNDRED TWENTY-ONE THOUSAND FORTY-THREE and 14/100 DOLLARS ($121,043.14) Employee Receivables due from and unpaid by Davis as of the date of this Agreement;

     2.   Company's execution of this Agreement.

B.   Company.

     The consideration for this Settlement Agreement and Mutua1 Release in Full from Company includes the following:

     1.   Davis waiving his right to remain employed by Company and receive the stated compensation for the duration of the April 13, 1998 Employment

          Agreement and all other provisions of the April 13, 1998 Employment

          Agreement remain intact and of full force; and,

     2.   Davis executing this Agreement.


                                     ARTICLE III
                                    MUTUAL RELEASE

A.   Davis' Release in Full.

     Davis, in consideration of the matters specified in Article II hereinabove, the receipt (and anticipated receipt) and sufficiency of which is hereby acknowledged and confessed, has RELEASED, ACQUITTED AND FOREVER

DISCHARGED, and by these presents does himself, his predecessors, successors and assigns, RELEASE, ACQUIT, AND FOREVER DISCHARGE, Company and its

affiliated companies or entities, predecessors, successors, assigns,

officers, directors, shareholders, employees, agents, legal representatives,

and attorneys, from all existing and future claims, demands and causes of action for all existing and future damages and remedies, known

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                                         ----------                -----------
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or unknown, which have accrued or may ever accrue to Davis, his predecessors,

successors, and assigns, arising out of or in any way related to or connected with payment of compensation to Davis under the terms of the April 13, 1998

Employment Agreement, including, but not limited to, all claims, demands, and causes of action of any nature, whether in contract or tort, including negligence, or arising under or by virtue of any statute or regulation, that are now recognized by law or that may be created in the future in any manner,

including, but not limited to, by statute, regulation, or judicial decision,

for all losses, damages or remedies of any kind that are now recognized by law or that may be created or recognized in the future in any manner,

including without limitation by statute, regulation or judicial decision,

including, but not limited to, the following: all actual damages, including but not limited to lost profits, loss of reputation, loss of opportunity, out of pocket expenses, loss of earnings, exemplary and punitive damages, all penalties of any kind, past, present, and future personal injuries, property damage, loss of consortium, damage to familial relations, ensuing damage,

loss of inheritance, loss of companionship, loss of society and affection,

loss of enjoyment of life, mental anguish, emotional distress, attorney's fees and pre- and post- judgment interest. This Settlement Agreement and

Mutual Release in Ful encompasses all liability based on legal theories of every nature.


B.   Company's Release in Full.


     Company, in consideration of the matters specified in Article II herein above, the receipt  (and anticipated receipt) and sufficiency of which is hereby acknowledged and confessed, have jointly and severally RELEASED,

ACQUITTED, AND FOREVER DISCHARGED, and by  these presents does itself, its predecessors, successors and assigns, RELEASE, ACQUIT, AND FOREVER DISCHARGE,

Davis and his predecessors, successors, assigns, employees, agents, legal

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representatives and attorneys, from all existing and future claims, demands and causes of action for all existing and future damages and remedies, known or unknown, which have accrued or may ever accrue to Company, its predecessors, successors, and assigns, arising out of or in any way related to the ONE HUNDRED TWENTY-ONE THOUSAND FORTY THREE and 14/100 DOLLARS

($121,043.14) Employee Receivables due from Davis to Company as of the date of this Agreement, including, but not limited to, all claims, demands, and causes of action of any nature, whether in contract or tort, including negligence, or arising under or by virtue of any statute or regulation, that are now recognized by law or that may be created in the future in any manner,

including, but not limited to, by statute, regulation, or judicial decision,

for all losses, damages or remedies of any kind that are now recognized by law or that may be created or recognized in the future in any manner,

including without limitation by statute, regulation or judicial decision.

This Settlement Agreement and Mutual Release in Full encompasses all liability based on legal theories of every nature.


                                     ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES


A.   Representations and Warranties of Davis.

          Davis, on behalf of himself,  his successors, and assigns hereby represents that: (1) he is legally competent to execute this Settlement

Agreement and Mutual Release in Full; (2) he has fully informed itself of the terms, contents, conditions and effects of the Settlement Agreement and Mutual

Release in Full before executing this instrument; (3) it enters into this

Settlement Agreement and Mutual Release in Full voluntarily; (4) Davis is not relying on any promise or representation of any kind made to him by Company or anyone acting for Company except as expressly stated in this instrument; (5) he has not assigned, pledged or otherwise in any manner whatsoever, sold or transferred, either by instrument or in writing or otherwise, to any person or party, any right, title,

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interest or claim that he has or may have to the future compensation arising under the April 13, 1998 Employment Agreement by reason of the matters set forth in Article I hereof, or any matters arising out of or relating thereto;

(6) he fully understands that this is a full, complete, and final Settlement

Agreement and Mutual Release in Full and that the consideration described above is all that is to be received by Davis as a result of the matters set forth in Article I hereof.


B.   Representations and Warranties of Company.


     Company, on behalf of itself, its predecessors, successors, and assigns hereby represents that: (1) Vincent W. Beale, Sr. is authorized and is legally competent to execute this Settlement Agreement and Mutual Release in Full on behalf of Company, (2) Company has fully informed itself of the terms,

contents, conditions and effects of the Settlement Agreement and Mutual Release in Full before executing this instrument; (3) Company enters into this

Settlement Agreement and Mutual Release in Full voluntarily;  (4) Company is not relying on any promise or representation of any kind made to it by Davis or anyone acting for Davis except as expressly stated in this instrument; (5)

Company has not assigned, pledged or otherwise in any manner whatsoever, sold or transferred, either by instrument or in writing or otherwise, to any person or party, any right, title, interest or claim that it has or may have against Davis by reason of the matters set forth in Article I hereof, or any matters arising out of or relating thereto; (7) Company fully understands this is a full,

complete, and final Settlement Agreement and Mutual Release in Full and that the consideration described above is all that is to be received by Company as a result of the matters set forth in Article I hereof.



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     Executed in multiple originals on the 28th day of October, 1998.


RAY C. DAVIS                       CYNET, INC.
     "Davis"                            "Company"


/s/ Ray C. Davis                   /s/ Vincent W. Beale
----------------------------       ----------------------------------
Ray C. Davis                            Vincent W. Beale, Sr.
                                        Chairman & CEO
                                        CyNet, Inc.


                                     VERIFICATION

STATE OF TEXAS      Section
                    Section
COUNTY OF HARRIS    Section

     BEFORE ME, the undersigned Notary Public, on this day personally appeared RAY C. DAVIS and VINCENT W. BEALE, SR, and being by me fully sworn on their oath, deposed and stated as follows:

     We are the parties identified above and we have read the Settlement Agreement And Mutual Release In Full. The information contained therein is within our personal knowledge and is true and correct. We have affixed our signatures above in the presence of this Notary Public as evidence of the same.

     SUBSCRIBED AND SWORN to before me this _____ day of October, 1998.


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Signature of Notary Public


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Typed or printed name of Notary
Notary Public in and for the State of
Texas My Commission expires on
__________________, 19_______